UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2006

                         ------------------------------

                               Bristow Group Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                  001-31617                     72-0679819
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)


                  2000 W. Sam Houston
                Parkway South, Suite 1700
                     Houston, Texas                     77042
        (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (713) 267-7600

          Former Name or Former Address, if Changed Since Last Report:

                         ------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01       Regulation FD Disclosure.

     On February 15, 2006, Bristow Group Inc. (the "Company"), formerly Offshore Logistics, Inc., issued a press release which summarized its financial results for the three-month and nine-month periods ended December 31, 2005 (the "Financial Results"). This press release was issued in anticipation of a conference call and Q&A session starting at 5:00 EST (4:00 CST) on Thursday, February 16, 2006 to review the Financial Results. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.



Item 9.01       Financial Statements and Exhibits.

(c)  Exhibits

          Exhibit Number                Description of Exhibit
          --------------                ----------------------
          99.1                          Press Release dated February 15, 2006



Limitation on Incorporation by Reference.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 and the related exhibit furnished in Item 9.01 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2006


                                              BRISTOW GROUP INC.
                                              (Registrant)

                                              By: /s/ Joseph A. Baj
                                                  ----------------------
                                                  Joseph A. Baj
                                                  Vice President, Treasurer and
                                                  Secretary